                                                                 CONFORMED COPY


                              PRECISION CASTPARTS CORP.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM -
                                    LEVEL ONE PLAN


                                   1998 RESTATEMENT

                                   JANUARY 1, 1998






Precision Castparts Corp.
an Oregon corporation
4650 SW Macadam, Suite 240
Portland, OR 97201                                                  Company

                             PRECISION CASTPARTS CORP.

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM -
                                   LEVEL ONE PLAN


                                  1998 RESTATEMENT

                                  JANUARY 1, 1998


     Precision Castparts Corp., an Oregon corporation (the Company) adopted this Program effective February 1, 1989 to provide supplemental retirement benefits for certain key employees as an incentive for them to develop careers with the Company and to perform with a degree of excellence that will promote the best interests of the Company. The Program is divided into two plans, the Level One Plan, which this Restatement constitutes, and a second plan called the Precision Castparts Corp. Supplemental Executive Retirement Program - Level Two Plan (SERP - Level Two). The Company adopts the following Restatement of the Supplemental Executive Retirement Program - Level One Plan (the Plan) effective as of January 1, 1998 to enhance benefits and to make technical, administrative and editorial changes.

     1.   ELIGIBILITY AND PARTICIPATION

          1.1 ELIGIBLE EMPLOYEES. Participation shall be limited to a select group of designated key employees of the Company and of its United States Subsidiaries. "Subsidiary means a corporation more than 50 percent of the outstanding voting stock of which is owned by the Company.

          1.2  SELECTION OF PARTICIPANTS.

               1.2-1     Participants shall be selected initially by the
Compensation Committee of the Board of Directors of the Company (the Committee). The chief executive officer of the Company may recommend additional participants for approval by the Compensation Committee. A key employee may be selected for participation at any time. The Committee may also remove a participant from the Plan on a prospective basis, with or without cause. The Administrator shall notify the participant in writing within 30 days after Committee action establishing the removal. The effective date of removal shall be the date of adoption of the Committee action.

               1.2-2     Subject to 1.4, following any removal under 1.2-1,
the following shall apply:


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               (a)  The removal, in itself, shall not cause an immediate
     forfeiture of benefits.

               (b) No further Years of Benefit Service shall be counted following the date of removal.

               (c) The amounts described in 2.1-5(a) and (b) shall not change after removal, but the amounts described in 2.1-5(c) may change due to further accruals or other increases in the Retirement Plan Benefit and Primary Social Security Benefit.

               (d) A removed participant who continues to be employed by the Company or a Subsidiary shall not earn additional Years of Eligibility Service needed to qualify for retirement under Section 2 below and shall not qualify for accelerated vesting under 2.4 on change of control occurring after removal from participation.

               (e) The pre-retirement spousal death benefit if applicable under 4.3 shall end 30 days after notice of removal is given under 1.2-1.

               (f) If the participant is married at removal and remains married until the benefit start date, the Company-paid survivor annuity under 2.1-2, as well as any election under 3.2-2 to increase the survivor annuity from 50% to 100%, shall continue to apply. If the participant is married at removal and is unmarried or married to a different spouse at the benefit start date, the Company-paid survivor annuity under 2.1-2 shall not apply. If the participant is unmarried at removal but becomes married prior to the benefit start date, the Company-paid survivor annuity under 2.1-2 shall not apply, but the participant may elect within 30 days after marriage an actuarially equivalent spousal survivor annuity at 50% or 100% determined with reference to the otherwise payable normal benefit for the participants life only.

          1.3  ENROLLMENT.    When selected, the key employee shall be
notified and given a Statement of Participation signed by the Company. The key employee shall enroll for participation by completing the Statement of Participation, including all required benefit elections, signing it and returning it to the Administrator of the Plan appointed by the Committee (the Administrator). The Statement of Participation shall be effective on the date signed by the key employee.


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          1.4  TRANSFER TO LEVEL TWO.

               1.4-1     If a participant in this Plan becomes a participant
under SERP - Level Two, the benefit obligations under this Plan shall be transferred to SERP- Level Two as follows:

               (a) The monthly benefit shall be calculated as described in 1.4-2.

               (b) If the participant is married upon transfer and remains married until the benefit start date, an election under 3.2-2 to provide for a surviving spouse 100% contingent annuity shall continue to apply to the transferred benefit obligations.

               (c) The Company-paid survivor annuity under 2.1-2 shall continue to apply only if the participant is married on the transfer date and remains married until the benefit start date. If the participant is not married on the transfer date and is married on the benefit start date, or if the participant is married on the transfer date and is married to a different spouse on the benefit start date, the Company-paid survivor annuity under 2.1-2 shall not apply.

               1.4-2     The benefit following the transfer will be the
greater of the following:

               (a) The benefit determined under the SERP - Level Two formula counting covered service and pay for the periods of coverage under SERP - Level One and SERP - Level Two.

               (b) The grandfathered SERP - Level One benefit, calculated as follows:

                    (1) The benefit target shall be determined under 2.1-5(a) and (b) based on covered service and pay as of the date of transfer.

                    (2) The offset portion under 2.1-5(c) may change after the date of transfer due to further accruals or other increases in the Retirement Plan Benefit and Primary Social Security Benefit. In determining the offset for the Retirement Plan Benefit, the monthly benefit shall be calculated based on the following form of benefit:


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               -    If the participant is unmarried on the
                    transfer date, or if the participant is
                    married on the transfer date but is married to a different spouse on the benefit start date, in a straight life annuity.

               - If the participant is married upon transfer and remains married until the benefit start date, in a contingent annuity with half payments continued to the spouse for the period of coverage under SERP - Level One and in a straight life annuity for the period of coverage under SERP - Level Two.

     2.   SUPPLEMENTAL BENEFITS

          2.1  NORMAL RETIREMENT BENEFIT

               2.1-1     Subject to 2.1-2, 2.1-3 and 2.1-6, the basic
supplemental benefit on normal retirement with 20 Years of Benefit Service
(YBS) shall be a monthly pension for life equal to 60 percent of Final Average Pay (FAP) minus the Retirement Plan Benefit (RPB) and the Primary Social Security Benefit (PSSB).

               2.1-2     For a participant who is married at the time
retirement benefit payments start, the benefit shall include a survivor annuity for the participant's spouse under which after the participant's death, ongoing benefits shall be paid to the participant's surviving spouse for life at a monthly rate equal to half the monthly rate paid to the participant. The married participant's normal retirement benefit shall not be reduced to provide for this survivor annuity. As provided in 3.2-2, a married participant may elect to have the surviving spouse's survivor annuity increased to provide for continuation of benefits in full after the participant's death, in which case the participant's normal retirement benefit shall be reduced on an actuarially equivalent basis to provide for the increase in the survivor annuity amount. The survivor annuity, if applicable, shall only be payable to the spouse to whom the participant is married on the benefit starting date.

               2.1-3     The basic supplemental benefit for any participant
who is a Five Percent Shareholder of the Company shall be half the amount otherwise provided under 2.1-1 and related provisions. If a participant stops being a Five Percent Shareholder, the foregoing restriction shall not apply to additional benefits for Benefit Service after the Five Percent Shareholder status ends. A participant shall be considered a Five Percent Shareholder if:


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               (a)  The person owns, directly or indirectly, securities of the Company representing 5 percent or more of the combined voting power of the Company's then outstanding securities, and

               (b) The person has owned securities meeting the requirements of (a) for 20 or more years while an employee of the Company.

               2.1-4 For a participant with less than 20 Years of Benefit Service at normal retirement, the 60 percent factor in 2.1-1 shall be reduced by 1/20th for each year less than 20. The benefit for each Year of Benefit Service over 20 shall be one-half of one percent (.5 percent) of Final Average Pay, minus any portion of the Retirement Plan Benefit and Primary Social Security Benefit that exceeds the basic benefit under 2.1-1 for the first 20 Years of Benefit Service. The benefit for a partial year at the end of a participant's period of service shall be prorated based on the number of months in which the participant performs services during the year.

               2.1-5     The basic supplemental benefit can be expressed as
follows:

               (a)   (60% of FAP) ((YBS up to 20)/20)

                                   PLUS

               (b)   (.5% of FAP) (YBS over 20)

                                   MINUS

               (c)   (RPB + PSSB)

               2.1-6     If a participant has a period of Benefit Service
transferred to this Plan from SERP - Level Two, an election under 3.2-2 of SERP - Level Two shall continue to apply to the transferred benefit obligations as provided in this Plan.

          2.2  DEFINITIONS

               2.2-1     "Final Average Pay" means the participant's average
monthly compensation in the highest three calendar years of compensation out of five consecutive calendar years of employment during a period of Eligibility Service by the Company or a Subsidiary. Years separated by a period of one or more calendar years when the participant has no such employment shall be treated as consecutive. Additional compensation paid at retirement or other termination of employment, such as for periods of unused vacation or sick leave, shall be attributed to calendar years by assuming that employment continued during the


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period based on which the compensation is measured.  Severance pay shall be disregarded, except severance pay in lieu of service.

               2.2-2     "Compensation" shall be determined as follows:

               (a) Total direct pay reportable on Form W-2 under Internal Revenue Code section 3401(a), disregarding limitations based on the nature or location of employment, shall be counted, subject to the following provisions:

                    (1)  Bonuses shall be included in full.

                    (2) Commissions and cost-of-living allowances shall be excluded.

                    (3)  Any reimbursements or other expense
          allowances, fringe benefits, moving expenses, severance or disability pay and other deferred compensation (other than as specified in (b) below) and welfare benefits shall be excluded.

                    (4)  Gains realized from the exercise of
          nonqualified stock options shall be excluded.

               (b) Total direct pay shall be determined without reduction by elective deferral of otherwise currently taxable compensation under any qualified cash or deferred arrangement under Internal Revenue Code section 401(k), any elective welfare benefit arrangement under Internal Revenue Code section 125 or a non-qualified deferred compensation plan.

               (c) During periods of reduced compensation because of such causes as illness, disability or leave of absence, compensation shall be figured at the last regular rate before the start of the period.

               2.2-3     "Primary Social Security Benefit" means the primary
insurance amount estimated for the participant on retirement at or after age 65 under the federal Social Security Act determined as follows:

               (a) The amount may be estimated from the regular pay rate under rules established by the Administrator assuming a standard pay progression over a full working career.

               (b) The amount shall not be changed by amendments to the Social Security Act or cost-of-living index adjustments after the participant's actual termination date or age 65, whichever is first.


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

               (c) If a participant retires early, the Primary Social Security Benefit shall be the amount that would be received at age 65 assuming level earnings at the participants final rate of pay and no change in the Social Security Act.

               2.2-4     "Retirement Plan Benefit" means the sum of the
following amounts:

               (a) The monthly benefit (excluding any Prior Profit Sharing Plan Benefit) under the Precision Castparts Corp. Retirement Plan (the Retirement Plan) for the participant upon normal retirement at age 65 in the form determined under 2.2-5.

               (b) The monthly benefit for the participant under any defined benefit pension plan other than the Retirement Plan from service counted for benefits under this Plan as well as any service following removal from participation, and disregarding any benefit derived from rollovers to such plan derived from a source other than employer contributions relating to the period of service counted for benefits under this Plan. The benefit shall be expressed as a normal retirement benefit at age 65 in the form determined under 2.2-5 using the actuarial equivalency factors applicable under that plan. If benefits are provided for a participant under the foregoing sentences with respect to more than one plan, all such benefits shall be combined.

               (c) The monthly benefit for the participant under a defined contribution retirement plan relating to service counted for benefits under this Plan as well as any service following removal from participation, and disregarding any benefit derived from employee pre-tax or employee after-tax contributions to such plan or rollovers to such plan derived from a source other than employer contributions relating to the period of service counted for benefits under this Plan. The amount of the benefit shall be based on each employer contribution for the participant with respect to the relevant period of service, with the contributions carried forward at an interest rate of eight percent. The actual rate of return in the plan and any interim distributions or withdrawals shall be disregarded. The resulting benefit shall be expressed as a normal retirement benefit at age 65 in the form determined under 2.2-5 using the actuarial equivalency factors applicable to the Retirement Plan for determining equivalent benefits other than a lump sum. If benefits are provided for a participant under the foregoing sentences with respect to more than one plan, all such benefits shall be combined. If the defined contribution plan is a plan under which employer contributions are made to match, wholly or partly,


                                       7

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     employee pre-tax or after-tax contributions under the plan, then the offset for the defined contribution plan shall be calculated assuming the employee's account has been credited with the maximum matching contributions the employee could have had credited by making employee contributions (without regard to any operational limitations imposed by discrimination testing), carried forward at an interest rate of eight percent.

               2.2-5     In determining the Retirement Plan Benefit under
2.2-4, the monthly benefit shall be calculated based on the following form of benefit:

               (a) For a participant who is married when benefit payments start under this Plan, in a contingent annuity with half payments continued to the spouse.

               (b) For a participant who is unmarried when benefit payments start under this Plan, in a straight life annuity.

               2.2-6     "Normal Retirement" means retirement under the
Retirement Plan at or after age 65 with 10 Years of Eligibility Service.

               2.2-7     Subject to 1.2, "Year of Benefit Service" means a
period of 12 months based on the anniversary of the date the employee first performs an hour of service as an employee of the Company or a Subsidiary. No service for a business before the date it becomes a Subsidiary shall be counted as Benefit Service. Except for periods of disability as described below, periods of employment other than as a regular full-time employee shall be disregarded and service credit shall be reduced accordingly. If a person becomes totally and permanently disabled while a participant accruing Benefit Service and qualifies for disability income payments under Social Security, the participant shall continue to accrue Years of Benefit Service during disability up to age 65 or earlier retirement if:

               (a) The disability was directly related to and arose from the participant's employment, or

               (b) The participant had 10 Years of Eligibility Service before the disability occurred.

               2.2-8     "Years of Eligibility Service" means Years of
Benefit Service as defined in 2.2-7 plus Years of Service (as defined in the Retirement Plan), if any, approved by the Committee performed for a business before the date it became a Subsidiary.

          2.3  EARLY RETIREMENT BENEFIT


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

               2.3-1     An early retirement supplemental benefit shall be
payable for a participant who terminates employment before normal retirement but after age 55 with at least 10 Years of Eligibility Service. The benefit shall be the normal retirement basic supplemental benefit, as adjusted under 2.1-4, if applicable, and reduced as described in 2.3-2 by 6 percent for each year by which the early retirement date precedes the date the participant would have first qualified for normal retirement as defined in 2.2. The reduction for partial years shall be prorated monthly, based on calendar months with a partial month at the beginning or end of the period disregarded if the affected portion of the month is less than 15 days.

               2.3-2     The early retirement reduction described in 2.3-1
shall be applied after calculating a participants benefit as for normal retirement, based on service and compensation to actual retirement, as follows:

               (a)   (60% of FAP) ((YBS up to 20)/20)
                     + (.5% of FAP) (YBS over 20)-(RPB +  PSSB)

                                   TIMES

               (b)   (1-.06(65-age at actual retirement))

               2.3-3     No benefit shall be paid with respect to a
participant whose employment terminates before early retirement except under
2.4 or 4.

               2.3-4 A participant may not elect to defer the start of early retirement benefits.

          2.4 ACCELERATED VESTED BENEFIT. Subject to 2.5, an accelerated vested benefit shall be payable for a participant whose employment is terminated by the Company if the termination occurs both within two years following a Change in Control of the Company as defined in 10 and before the participant qualifies for normal or early retirement. The benefit shall be a lump sum payment as of the first day of the month after termination of employment. The amount shall be the actuarially determined present value of the participants basic supplemental benefit on normal retirement, based on Final Average Pay and Years of Benefit Service as of the date of termination, an assumed interest rate of eight percent and the mortality table used for equivalent benefits payable as lump sum payments under the Retirement Plan.
 No cash-out value shall be attributed to any spousal survivor benefit for a participant. If a participant qualifies for payment of a benefit under this provision, but dies before payment of the benefit, the benefit shall be paid to the participant's spouse under 4.4 if applicable, or to the participant's estate if 4.4 is not applicable. A change in ownership of an affiliate of the Company that does not occur as part of a Change in Control of the Company, shall not trigger this section 2.4


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
          2.5  FORFEITURE OF BENEFIT

               2.5-1     No benefit (other than a spouses death benefit under 4,
if applicable) shall be payable with respect to a participant who terminates employment, regardless of cause, before qualifying for a normal retirement benefit, an early retirement benefit or an accelerated vested benefit or to any participant whose employment is terminated for misconduct during employment. Moreover, no normal or early retirement benefit or spouse's death benefit shall be payable with respect to any participant who, after termination, engages in competition with the Company or a Subsidiary, as determined by the Committee in accordance with 2.5-3.

               2.5-2     "Misconduct during employment" means:

               (a) Committing a fraudulent or otherwise dishonest act related to employment;

               (b) Making an unauthorized disclosure of confidential information related to the Company or Subsidiary if the information was obtained during employment; or

               (c) Engaging in competition while employed. Competition is defined in 2.5-3(a) and (b).

               2.5-3     "Competition" means doing either of the following
within three years after termination of employment:

               (a) Making an unauthorized disclosure of confidential information related to the Company or any Subsidiary if the information was obtained during employment; or

               (b) Engaging either as an employee, partner, proprietor or otherwise, in a business in competition with the Company or any Subsidiary in the manufacture or sale of investment castings or any other business conducted by the Company or a Subsidiary at any time during the participant's period of employment.

               2.5-4 No forfeiture or absence of a forfeiture shall constitute a
               2.5-5 waiver of or bar any other remedy that may be available to the Company or a Subsidiary under applicable law on account of the misconduct or competition.

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

          2.6 DEFERRED RETIREMENT BENEFIT. If a participant's employment with the Company or a Subsidiary continues past age 65, Years of Benefit Service shall continue to accrue and Final Average Pay shall be adjusted to actual retirement. The benefit shall be based on the regular formula for normal retirement, and no actuarial adjustment shall be made for starting benefits after age 65.

     3.   PAYMENT OF BENEFITS

          3.1 START OF BENEFITS. Benefits shall start with the month that begins after termination of employment, in the case of normal, deferred, accelerated vested or early retirement benefits, and with the month that begins after the participant's death in the case of a spouse's death benefit under 4.1 through 4.3. The benefit starting date shall be as of the first day of the first month for which benefits are paid under this provision. Benefit payments shall be made by the end of the month to which they apply in accordance with the Company's regular payroll processing schedule.

          3.2  FORM OF BENEFIT

               3.2-1     Subject to 2.1-2, the normal form for payment of
benefits shall be a monthly annuity for the life of the participant.

               3.2-2     A married participant may elect under 3.2-4 to receive
a reduced monthly benefit for life in order to have payments continued to the participant's surviving spouse in full (rather than at one-half as provided in 2.1-2).

               3.2-3     The reduction under 3.2-2 in the participant's monthly
benefit shall be the actuarial equivalent of the increase selected for the spouse's survivor benefit. Actuarial equivalency shall be determined with reference to the otherwise payable normal benefit and shall be based on the assumptions applicable to determining comparable benefits under the Retirement Plan.

               3.2-4     A benefit election under 3.2-2 may be made upon
enrollment in this Plan or within 30 days following the marriage of a participant that occurs before the participant's benefit starting date under
3.1. The election shall be by written notice mailed or delivered to the Administrator. An election under 3.2-2 shall be void if the participant and spouse do not stay married throughout the period from the election date to the benefit starting date.

               3.2-5     Accelerated vested benefits under 2.4 shall be paid in
a lump sum.

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

     4.   DEATH BENEFITS FOR SPOUSE

          4.1 Subject to 2.5, if a participant dies after starting to receive benefits, or dies after retiring under 2.2-6 or 2.3-1 but before starting benefits under 3.1, a death benefit shall be paid only as provided under the spouses survivor benefit form. A spouse's post-retirement death benefit shall only be paid to the spouse to whom the participant was married on the participant's benefit starting date, even if the participant is married to another spouse on the date of death.

          4.2 Except as provided in 4.3 and 4.4, if a participant dies before starting to receive benefits or qualifying under 4.1, no benefit shall be paid.

          4.3 Subject to 1.2-2(e), the surviving spouse of a participant who dies while employed and after meeting the age and service requirements for early or normal retirement shall receive a death benefit as follows:

               (a) The benefit shall be a monthly payment for the surviving spouses life, starting on the first day of the month after the participant's death.

               (b) Subject to (c), the amount shall be determined as though the participant had retired on the date of death with benefits payable to the participant's spouse at one-half under the survivor annuity in 2.1-2.

               (c) If a participant elected under 3.2-2 to have payments continued to the surviving spouse in full, then the amount under (b) shall be determined using that benefit form.

          4.4 If a participant dies after qualifying for an accelerated vested benefit under 2.4 but before the date under 3.1 for payment of the benefit, the surviving spouse shall receive the participant's accelerated vested benefit in a lump sum on the date the payment otherwise would have been made to the participant. If actual payment is delayed until after the date under 3.1 for payment of the benefit to the surviving spouse under this provision, the benefit shall be paid to the spouse as soon as practicable, or to the surviving spouse's estate if the surviving spouse has died before the actual payment date. If a participant dies after qualifying for an accelerated vested benefit under 2.4 but before the date under 3.1 for payment of the benefit, and there is no surviving spouse, no benefit shall be paid under this provision.

     5.   NO ADVANCE FUNDING

          Benefits shall be paid from the general assets of the Company. The Company may, but shall not be required to set aside funds in advance for payment of benefits under the

Plan. Even if funds are set aside, that shall not cause this to be a funded employee benefit plan. Participants' rights under this Plan shall be only as general creditors of the Company.

     6.   AMENDMENT AND TERMINATION

          6.1 REGULAR PROCEDURE. Subject to 6.3, the Board of Directors of the Company may amend or terminate this Plan on the first day of any month by notice to the participants, but may not revoke any participant's benefits (a) without adequate compensation or (b) after the occurrence of a Change in Control of the Company. If the Board of Directors decides to revoke benefits for some or all participants, the benefits of all affected participants shall be revoked in exchange for adequate compensation, and such participants shall have no right to defer receipt of such compensation. "Adequate compensation" shall be determined based upon the actuarially equivalent present value of the accrued straight life normal retirement (age 65) benefit as of the plan termination date, using an eight percent interest assumption and the mortality table then applicable under the Retirement Plan to benefits payable as lump sum distributions. No cashout value shall be attributed to any spousal survivor benefit for a participant who has not already retired and commenced benefits. Subject to 6.2, the value of an unvested benefit shall be zero.

          6.2 TOTAL PLAN TERMINATION OR REDUCTION IN BENEFIT ACCRUAL RATE. In the event of a total termination, the benefits of all participants shall be fully vested immediately to the extent then accrued, and the participant shall receive adequate compensation as described in 6.1 above. If ongoing benefit accruals are slowed or stopped, the following shall apply:

               (a)  Automatic vesting shall not apply.

               (b) Participants who remain employed by the Company or a Subsidiary shall continue to accrue Eligibility Service and shall become vested upon reaching age 55 and 10 Years of Eligibility Service.

               (c) The amounts described in 2.1-5(a) and (b) shall be adjusted under the new accrual rate, or shall be frozen if accruals are stopped, but shall not be reduced. The amounts described in 2.1-5(c) may change as described in 1.2-2(c).

          6.3 TECHNICAL, EDITORIAL OR OPERATIONAL CHANGES. The chief executive officer of the Company may amend the Plan to make technical, editorial or operational changes on advice of counsel to comply with applicable law or to simplify or clarify the Plan. The chief executive officer may delegate this amendment authority.

     7.   NOT CONTRACT OF EMPLOYMENT

          This Plan shall not be a contract of employment between the Company or a Subsidiary and any participant. No participant may object to termination of the Plan under paragraph 6 above. The Plan shall not prevent the Company or a Subsidiary from discharging any participant from employment at any time.

     8.   CLAIMS PROCEDURE

          8.1 FILING PROCEDURE. Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request to the Administrator who shall respond in writing as soon as practicable. Verbal claims must be confirmed in writing by the claimant within a reasonable time. If no written confirmation is received within two weeks of a verbal claim, the Administrator may state the claim in writing communicated to the claimant and then proceed on that basis.

          8.2 NOTICE OF DENIAL. If the claim or request is denied, the written notice of denial shall state:

               (a) The reasons for the denial, with specific reference to the Plan provisions on which the denial is based;

               (b) A description of any additional material or information required and an explanation of why it is necessary; and

               (c)  An explanation of the Plans claim review procedure.

          8.3 REVIEW PROCEDURE. Any person whose claim or request is denied or who has not received a response within 30 days may request review by notice in writing to the Administrator, who shall inform the Committee. The original decision shall be reviewed by the Committee, which may, but shall not be required to, grant the claimant a hearing. On review, whether or not there is a hearing, the claimant may have representation, examine pertinent documents and submit issues and comments in writing.

          8.4 DECISION ON REVIEW. The decision on review shall ordinarily be made within 60 days. If an extension of time is required for a hearing or other special circumstance, the claimant shall be so notified and the time shall be 120 days. The decision shall be expressed in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

     9.   GENERAL PROVISIONS

          9.1 If suit or action is instituted to enforce any rights under the Plan, the prevailing party may recover from the other party reasonable attorneys' fees at trial and on any appeal.

          9.2 Any notice under this Plan shall be in writing and shall be effective when actually delivered or, if mailed, when deposited as registered or certified mail directed to the Company at the address stated in the Statement of Participation or to such other address as either party may specify by notice to the other party. Unless otherwise designated, notices to the Committee or the Administrator shall be sent to the address specified for the Company.

          9.3 The rights of a participant under this agreement are personal. Except for amounts owing to or claimed by the Company or a Subsidiary and except for the limited provisions of 3.2 above, no interest of a participant or spouse or representative of a participant may be directly or indirectly transferred, encumbered, seized by legal process or in any other way subjected to the claims of any creditor.

          9.4 Following termination of employment, a participant shall not be an employee of the Company or a Subsidiary for any purpose and payments under Section 3 shall not constitute salary or wages. A participant shall receive such payments as retirement benefits, not as compensation for performance of any substantial services.

          9.5 Except as provided in 9.3 above, this Plan shall be binding upon and inure to the benefit of the parties, their successors and assigns. If the Company or a Subsidiary merges, consolidates or otherwise reorganizes, or its assets or business are acquired by another company, this Plan shall be binding upon the successor company and shall apply to any employment of participants by the successor company.

          9.6 This Plan shall be construed according to the laws of Oregon except as preempted by federal law.

     10.  DEFINITION OF CHANGE IN CONTROL

          For purposes of this Plan, a change in control of the Company shall be deemed to have occurred if:

               (a) Any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

               (b) During any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company (the Board), and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause
     (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

               (c) The stockholders of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as herein above defined) acquires more than 20 percent of the combined voting power of the Company's then outstanding securities; or

               (d) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     11.  EFFECTIVE DATE

          This Restatement shall be effective January 1, 1998, except that the changes in 2.2-4 shall be effective as of January 1, 1989, the Plan's initial effective date. The Company-provided spouse's survivor benefit under 2.1-2 shall be provided as follows:

               (a) For a participant who had previously elected to receive benefits in a straight life annuity, the 50% spouse's survivor benefit is provided with no reduction of the participant's monthly benefit amount. If the participant was not married upon making the election, but is married on August 5, 1997, the participant may elect promptly after receiving written announcement of this Restatement to have the Company-provided spouse's survivor benefit supplemented with an additional 50% spouses survivor benefit (with a related actuarial reduction in the participant's benefit), resulting in a 100% spouse's survivor benefit. Actuarial equivalency shall be determined in a manner consistent with 3.2-3.

               (b) For a participant who had previously elected to reduce the monthly retirement benefit in order to provide the 50% spouse's survivor benefit, the participant may elect within 30 days of receiving written announcement of this Restatement either to receive the Company-provided spouses survivor benefit to increase the spouse's survivor benefit to 100%, or to have the originally-selected 50% spouse's survivor benefit provided with no actuarial reduction. Actuarial equivalency shall be determined in a manner consistent with 3.2-3.

               (c) For a participant who had previously elected to reduce the monthly retirement benefit in order to provide the 100% spouse's survivor benefit, the actuarial reduction of the participant's monthly benefit shall be based on the difference between the Company-provided spouse's survivor benefit and the 100% spouses survivor benefit as selected. Actuarial equivalency shall be determined in a manner consistent with 3.2-3.


          Adopted:  August 5, 1997

          COMPANY                  PRECISION CASTPARTS CORP.



                                   By W. C. MCCORMICK
                                      ---------------------------------
                                   Executed:  December 3, 1997

                                                               CONFORMED COPY


                                 PRECISION CASTPARTS CORP.

                         SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM-
                                       LEVEL TWO PLAN


                                      1998 RESTATEMENT

                                      JANUARY 1, 1998






Precision Castparts Corp.
an Oregon corporation
4650 SW Macadam, Suite 240
Portland, OR 97201                                                     Company

                           PRECISION CASTPARTS CORP.

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM -
                                LEVEL TWO PLAN


                               1998 RESTATEMENT

                               JANUARY 1, 1998


     Precision Castparts Corp., an Oregon corporation (the Company) adopted this Program effective February 1, 1989 to provide supplemental retirement benefits for certain key employees as an incentive for them to develop careers with the Company and to perform with a degree of excellence that will promote the best interests of the Company. The Program is divided into two plans, the Level Two Plan, which this Restatement constitutes, and a second plan called the Precision Castparts Corp. Supplemental Executive Retirement Program - Level One Plan (SERP - Level One). The Company adopts the following Restatement of the Supplemental Executive Retirement Program - Level Two Plan (the Plan) effective as of January 1, 1998 to change the definition of Final Average Pay counted under the Plan and to make technical, administrative and editorial changes.

     1.   ELIGIBILITY AND PARTICIPATION

          1.1 ELIGIBLE EMPLOYEES. Participation shall be limited to a select group of designated key employees of the Company and of its United States Subsidiaries. "Subsidiary" means a corporation more than 50 percent of the outstanding voting stock of which is owned by the Company.

          1.2  SELECTION OF PARTICIPANTS.

               1.2-1     Participants shall be selected initially by the
Compensation Committee of the Board of Directors of the Company (the Committee). The chief executive officer of the Company may recommend additional participants for approval by the Compensation Committee. A key employee may be selected for participation at any time. The Committee may also remove a participant from the Plan on a prospective basis, with or without cause. The Administrator shall notify the participant in writing within 30 days after Committee action establishing the removal. The effective date of removal shall be the date of adoption of the Committee action.

               1.2-2     Subject to 1.4, following any removal under 1.2-1,
the following shall apply:

               (a) The removal, in itself, shall not cause an immediate forfeiture of benefits.

               (b) No further Years of Benefit Service shall be counted following the date of removal.

               (c) The amounts described in 2.1-4(a) and (b) shall not change after removal, but the amounts described in 2.1-4(c) may change due to further accruals or other increases in the Retirement Plan Benefit and Primary Social Security Benefit.

               (d) A removed participant who continues to be employed by the Company or a Subsidiary shall not earn additional Years of Eligibility Service needed to qualify for retirement under Section 2 below and shall not qualify for accelerated vesting under 2.4 on change of control occurring after removal from participation.

               (e) The pre-retirement spousal death benefit if applicable under 4.3 shall end 30 days after notice of removal is given under 1.2-1.

               (f) If the participant is married at removal, any election under 3.2-2 to provide a spousal contingent annuity at 50% or 100% shall continue to apply. If the participant is unmarried at removal but becomes married prior to the benefit start date, the participant may make an election under 3.2-2 within 30 days after marriage.

          1.3  ENROLLMENT.    When selected, the key employee shall be
notified and given a Statement of Participation signed by the Company. The key employee shall enroll for participation by completing the Statement of Participation, including all required benefit elections, signing it and returning it to the Administrator of the Plan appointed by the Committee (the Administrator). The Statement of Participation shall be effective on the date signed by the key employee.

          1.4 TRANSFER TO LEVEL ONE. If a participant in this Plan becomes a participant under SERP - Level One, the benefit obligations under this Plan shall be transferred to SERP- Level One. An election under 3.2-2 of this Plan to provide for a surviving spouse contingent annuity at 50% or 100% shall continue to apply to the transferred benefit obligations as provided in this Plan.

     2.   SUPPLEMENTAL BENEFITS

          2.1  NORMAL RETIREMENT BENEFIT

               2.1-1     Subject to 2.1-2 and 2.1-5, the basic supplemental
benefit on normal retirement with 25 Years of Benefit Service (YBS) shall be a monthly pension for life equal to 55 percent of Final Average Pay (FAP) minus the Retirement Plan Benefit (RPB) and the Primary Social Security Benefit (PSSB).

               2.1-2     The basic supplemental benefit for any participant
who is a Five Percent Shareholder of the Company shall be half the amount otherwise provided under 2.1-1 and related provisions. If a participant stops being a Five Percent Shareholder, the foregoing restriction shall not apply to additional benefits for Benefit Service after the Five Percent Shareholder status ends. A participant shall be considered a Five Percent Shareholder if:

               (a) The person owns, directly or indirectly, securities of the Company representing 5 percent or more of the combined voting power of the Companys then outstanding securities, and

               (b) The person has owned securities meeting the requirements of (a) for 20 or more years while an employee of the Company.

               2.1-3     For a participant with less than 25 Years of Benefit
Service at normal retirement, the 55 percent factor in 2.1-1 shall be reduced by 1/25th for each year less than 25. The benefit for each Year of Benefit Service over 25 shall be one-half of one percent (.5 percent) of Final Average Pay, minus any portion of the Retirement Plan Benefit and Primary Social Security Benefit that exceeds the basic benefit under 2.1-1 for the first 25 Years of Benefit Service. The benefit for a partial year at the end of a participants period of service shall be prorated based on the number of months in which the participant performs services during the year.

               2.1-4     The basic supplemental benefit can be expressed as
follows:

               (a)   (55% of FAP) ((YBS up to 25)/25)

                                     PLUS

               (b)   (.5% of FAP) (YBS over 25)

                                     MINUS

               (c)   (RPB + PSSB)

               2.1-5     If a participant has a period of Benefit Service
transferred to this Plan from SERP - Level One, the benefit under this Plan shall not be less than the SERP - Level One benefit transferred to this Plan determined as follows:

               (a)  The benefit target under SERP - Level One 2.1-5(a) and
     (b) shall not be less than the target as of the date of transfer.

               (b) The offset portion under SERP - Level One 2.1-5(c) may change due to further accruals or other increases in the Retirement Plan Benefit and Primary Social Security Benefit.

               (c) An election under 3.2-2 of SERP - Level One to provide for a surviving spouse 100% contingent annuity shall continue to apply to the transferred benefit obligations as provided in this Plan.

               (d) The surviving spouse 50% contingent annuity automatically provided under SERP - Level One shall continue to apply under this Plan, but the participant's benefit shall be actuarially reduced to provide for the spouse's annuity.

          2.2  DEFINITIONS

               2.2-1     "Final Average Pay" means the participant's average
monthly compensation in the highest three calendar years of compensation out of five consecutive calendar years of employment during a period of Eligibility Service by the Company or a Subsidiary. Years separated by a period of one or more calendar years when the participant has no such employment shall be treated as consecutive. Additional compensation paid at retirement or other termination of employment, such as for periods of unused vacation or sick leave, shall be attributed to calendar years by assuming that employment continued during the period based on which the compensation is measured. Severance pay shall be disregarded, except severance pay in lieu of service.

               2.2-2     "Compensation" shall be determined as follows:

               (a) Total direct pay reportable on Form W-2 under Internal Revenue Code section 3401(a), disregarding limitations based on the nature or location of employment, shall be counted, subject to the following provisions:

                    (1)  Half of any bonuses shall be excluded.

                    (2) Commissions and cost-of-living allowances shall be excluded.

                    (3)  Any reimbursements or other expense
          allowances, fringe benefits, moving expenses, severance or disability pay and other deferred compensation (other than as specified in (b) below) and welfare benefits shall be excluded.

                    (4)  Gains realized from the exercise of
          nonqualified stock options shall be excluded.

               (b) Total direct pay shall be determined without reduction by elective deferral of otherwise currently taxable compensation under any qualified cash or deferred arrangement under Internal Revenue Code section 401(k), any elective welfare benefit arrangement under Internal Revenue Code section 125 or a non-qualified deferred compensation plan.

               (c) During periods of reduced compensation because of such causes as illness, disability or leave of absence, compensation shall be figured at the last regular rate before the start of the period.

               2.2-3     "Primary Social Security Benefit" means the primary
insurance amount estimated for the participant on retirement at or after age 65 under the federal Social Security Act determined as follows:

               (a) The amount may be estimated from the regular pay rate under rules established by the Administrator assuming a standard pay progression over a full working career.

               (b) The amount shall not be changed by amendments to the Social Security Act or cost-of-living index adjustments after the participant's actual termination date or age 65, whichever is first.

               (c) If a participant retires early, the Primary Social Security Benefit shall be the amount that would be received at age 65 assuming level earnings at the participant's final rate of pay and no change in the Social Security Act.

               2.2-4     "Retirement Plan Benefit" means the sum of the
following amounts:

               (a) The monthly benefits (excluding any Prior Profit Sharing Plan Benefit) under the Precision Castparts Corp. Retirement Plan (the Retirement Plan) for the participant upon normal retirement at age 65 in the form of a straight life annuity.

               (b) The monthly benefit for the participant under any defined benefit pension plan other than the Retirement Plan from service counted for benefits under this Plan as well as any service following removal from participation, and disregarding any benefit derived from rollovers to such plan derived from a source other than employer contributions relating to the period of service counted for benefits under this Plan. The benefit shall be expressed as a normal retirement benefit at age 65 in the form of a straight life annuity using the actuarial equivalency factors applicable under that plan. If benefits are provided for a participant under the foregoing sentences with respect to more than one plan, all such benefits shall be combined.

               (c) The monthly benefit for the participant under a defined contribution retirement plan relating to service counted for benefits under this Plan as well as any service following removal from participation, and disregarding any benefit derived from employee pre-tax or employee after-tax contributions to such plan or rollovers to such plan derived from a source other than employer contributions relating to the period of service counted for benefits under this Plan. The amount of the benefit shall be based on each employer contribution for the participant with respect to the relevant period of service, with contributions carried forward at an interest rate of eight percent. The actual rate of return in the plan and any interim distributions or withdrawals shall be disregarded. The resulting benefit shall be expressed as a normal retirement benefit at age 65 under 3.2-1 using the actuarial equivalency factors applicable to the Retirement Plan for determining equivalent benefits other than a lump sum. If benefits are provided for a participant under the foregoing sentences with respect to more than one plan, all such benefits shall be combined. If the defined contribution plan is a plan under which employer contributions are made to match, wholly or partly, employee pre-tax or after-tax contributions under the plan, then the offset for the defined contribution plan shall be calculated assuming the employee's account has been credited with the maximum matching contributions the employee could have had credited by making employee contributions (without regard to any operational limitations imposed by discrimination testing), carried forward at an interest rate of eight percent.

               2.2-5     "Normal Retirement" means retirement under the
Retirement Plan at or after age 65 with 10 Years of Eligibility Service.

               2.2-6     Subject to 1.2, "Year of Benefit Service" means a
period of 12 months based on the anniversary of the date the employee first performs an hour of service as an employee of the Company or a Subsidiary. No service for a business before the date it becomes a Subsidiary shall be counted as Benefit Service. Except for periods of disability as described below, periods of employment other than as a regular full-time employee shall be disregarded and service credit shall be reduced accordingly. If a person becomes totally and permanently disabled while a participant accruing Benefit Service and qualifies for disability income payments under Social Security, the participant shall continue to accrue Years of Benefit Service during disability up to age 65 or earlier retirement if:

               (a) The disability was directly related to and arose from the participants employment, or

               (b) The participant had 10 Years of Eligibility Service before the disability occurred.

               2.2-7     "Years of Eligibility Service" means Years of Benefit
Service as defined in 2.2-6 plus Years of Service (as defined in the Retirement
Plan), if any, approved by the Committee performed for a business before the date it became a Subsidiary.

          2.3  EARLY RETIREMENT BENEFIT

               2.3-1     An early retirement supplemental benefit shall be
payable for a participant who terminates employment before normal retirement but after age 55 with at least 10 Years of Eligibility Service. The benefit shall be the normal retirement basic supplemental benefit, as adjusted under 2.1-3, if applicable, and reduced as described in 2.3-2 by 6 percent for each year by which the early retirement date precedes the date the participant would have first qualified for normal retirement as defined in 2.2. The reduction for partial years shall be prorated monthly, based on calendar months with a partial month at the beginning or end of the period disregarded if the affected portion of the month is less than 15 days.

               2.3-2     The early retirement reduction described in 2.3-1 shall
be applied after calculating a participant's benefit as for normal retirement, based on service and compensation to actual retirement, as follows:

               (a)   (55% of FAP) ((YBS up to 25)/25)
                    + (.5% of FAP) (YBS over 25)-(RPB + PSSB)

                                       TIMES

               (b)  (1-.06(65-age at actual retirement))

               2.3-3     No benefit shall be paid with respect to a participant
whose employment terminates before early retirement except under 2.4 or 4.

               2.3-4 A participant may not elect to defer the start of early retirement benefits.

          2.4 ACCELERATED VESTED BENEFIT. Subject to 2.5, an accelerated vested benefit shall be payable for a participant whose employment is terminated by the Company if the termination occurs both within two years following a Change in Control of the Company as defined in 10 and before the participant qualifies for normal or early retirement. The benefit shall be a lump sum payment as of the first day of the month after termination of employment. The amount shall be the actuarially determined present value of the participant's basic supplemental benefit on normal retirement, based on Final Average Pay and Years of Benefit Service as of the date of termination, an assumed interest rate of eight percent and the mortality table used for equivalent benefits payable as lump sum payments under the Retirement Plan. If a participant qualifies for payment of a benefit under this provision, but dies before payment of the benefit, the benefit shall be paid to the participant's spouse under 4.4 if applicable, or to the participant's estate if 4.4 is not applicable. A change in ownership of an affiliate of the Company that does not occur as part of a Change in Control of the Company, shall not trigger this section 2.4

          2.5  FORFEITURE OF BENEFIT

               2.5-1     No benefit (other than a spouse's death benefit under
4, if applicable) shall be payable with respect to a participant who terminates employment, regardless of cause, before qualifying for a normal retirement benefit, an early retirement benefit or an accelerated vested benefit or to any participant whose employment is terminated for misconduct during employment. Moreover, no normal or early retirement benefit or spouse's death benefit shall be payable with respect to any participant who, after termination, engages in competition with the Company or a Subsidiary, as determined by the Committee in accordance with 2.5-3.

               2.5-2     "Misconduct during employment" means:

               (a) Committing a fraudulent or otherwise dishonest act related to employment;

               (b) Making an unauthorized disclosure of confidential information related to the Company or Subsidiary if the information was obtained during employment; or

               (c) Engaging in competition while employed. Competition is defined in 2.5-3(a) and (b).

               2.5-3     "Competition" means doing either of the following
within three years after termination of employment:

               (a) Making an unauthorized disclosure of confidential information related to the Company or any Subsidiary if the information was obtained during employment; or

               (b) Engaging either as an employee, partner, proprietor or otherwise, in a business in competition with the Company or any Subsidiary in the manufacture or sale of investment castings or any other business conducted by the Company or a Subsidiary at any time during the participant's period of employment.

               2.5-4     No forfeiture or absence of a forfeiture shall
constitute a waiver of or bar any other remedy that may be available to the Company or a Subsidiary under applicable law on account of the misconduct or competition.

          2.6 DEFERRED RETIREMENT BENEFIT. If a participant's employment with the Company or a Subsidiary continues past age 65, Years of Benefit Service shall continue to accrue and Final Average Pay shall be adjusted to actual retirement. The benefit shall be based on the regular formula for normal retirement, and no actuarial adjustment shall be made for starting benefits after age 65.

     3.   PAYMENT OF BENEFITS

          3.1 START OF BENEFITS. Benefits shall start with the month that begins after termination of employment, in the case of normal, deferred, accelerated vested or early retirement benefits, and with the month that begins after the participant's death in the case of a spouse's death benefit under 4.1 through 4.3. The benefit starting date shall be as of the first day of the first month for which benefits are paid under this provision. Benefit payments shall be made by the end of the month to which they apply in accordance with the Company's regular payroll processing schedule.

          3.2  FORM OF BENEFIT

               3.2-1     The normal form for payment of benefits shall be a
monthly annuity for the life of the participant.

               3.2-2     A married participant may elect to receive benefits
in the form of an actuarially equivalent contingent annuity with payment continued to the participant's spouse in full or at one-half. Actuarial equivalency shall be determined based on the assumptions applicable to determining comparable benefits under the Retirement Plan.

               3.2-3     A benefit election under 3.2-2 may be made upon
enrollment in this Plan or within 30 days following the marriage of a participant that occurs before the participant's benefit starting date under
3.1. The election shall be by written notice mailed or delivered to the Administrator. An election under 3.2-2 shall be void if the participant and spouse do not stay married throughout the period from the election date to the benefit starting date.

               3.2-4     Accelerated vested benefits under 2.4 shall be paid
in a lump sum.

     4.   DEATH BENEFITS FOR SPOUSE

          4.1 Subject to 2.5, if a participant dies after starting to receive benefits, or dies after retiring under 2.2-5 or 2.3-1 but before starting benefits under 3.1, no death benefit shall be paid except as may be provided under the spouse's contingent annuity benefit form if selected by the participant under 3.2 above. A spouse's post-retirement death benefit shall only be paid to the spouse to whom the participant was married on the participant's benefit starting date, even if the participant is married to another spouse on the date of death.

          4.2 Except as provided in 4.3 and 4.4, if a participant dies before starting to receive benefits or qualifying under 4.1, no benefit shall be paid.

          4.3 Subject to 1.2-2(e), the surviving spouse of a participant who dies while employed and after meeting the age and service requirements for early or normal retirement shall receive a death benefit as follows:

               (a) The benefit shall be a monthly payment for the surviving spouses life, starting on the first day of the month after the participant's death.

               (b) Subject to (c), the amount shall be determined as though the participant had retired on the date of death with benefits payable in the form of a contingent annuity with payments continued to the participant's spouse at one-half.

               (c) If a participant elected under 3.2-2 to receive benefits in the form of a contingent annuity with payments continued to the surviving spouse in full, then the amount under (b) shall be determined using that benefit form.

          4.4 If a participant dies after qualifying for an accelerated vested benefit under 2.4 but before the date under 3.1 for payment of the benefit, the surviving spouse shall receive the participant's accelerated vested benefit in a lump sum on the date the payment otherwise would have been made to the participant. If actual payment is delayed until after the date under 3.1 for payment of the benefit to the surviving spouse under this provision, the benefit shall be paid to the spouse as soon as practicable, or to the surviving spouse's estate if the surviving spouse has died before the actual payment date. If a participant dies after qualifying for an accelerated vested benefit under 2.4 but before the date under 3.1 for payment of the benefit, and there is no surviving spouse, no benefit shall be paid under this provision.

     5.   NO ADVANCE FUNDING

          Benefits shall be paid from the general assets of the Company. The Company may, but shall not be required to set aside funds in advance for payment of benefits under the Plan. Even if funds are set aside, that shall not cause this to be a funded employee benefit plan. Participant's rights under this Plan shall be only as general creditors of the Company.

     6.   AMENDMENT AND TERMINATION

          6.1 REGULAR PROCEDURE. Subject to 6.3, the Board of Directors of the Company may amend or terminate this Plan on the first day of any month by notice to the participants, but may not revoke any participants benefits (a) without adequate compensation or (b) after the occurrence of a Change in Control of the Company. If the Board of Directors decides to revoke benefits for some or all participants, the benefits of all affected participants shall be revoked in exchange for adequate compensation, and such participants shall have no right to defer receipt of such compensation. "Adequate compensation" shall be determined based upon the actuarially equivalent present value of the accrued straight life normal retirement (age 65) benefit as of the plan termination date, using an eight percent interest assumption and the mortality table then applicable under the Retirement Plan to benefits payable as lump sum distributions. No cash-out value shall be attributed to any spousal survivor benefit for a participant who has not already retired and commenced benefits. Subject to 6.2, the value of an unvested benefit shall be zero.

          6.2 TOTAL PLAN TERMINATION OR REDUCTION IN BENEFIT ACCRUAL RATE. In the event of a total termination, the benefits of all participants shall be fully vested immediately to the extent then accrued, and the participant shall receive adequate compensation as described in 6.1 above. If ongoing benefit accruals are slowed or stopped, the following shall apply:

          (a)  Automatic vesting shall not apply.


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

          (b) Participants who remain employed by the Company or a Subsidiary shall continue to accrue Eligibility Service and shall become vested upon reaching age 55 and 10 Years of Eligibility Service.

          (c) The amounts described in 2.1-4(a) and (b) shall be adjusted under the new accrual rate, or shall be frozen if accruals are stopped, but shall not be reduced. The amounts described in 2.1-4(c) may change as described in 1.2-2(c).

          6.3 TECHNICAL, EDITORIAL OR OPERATIONAL CHANGES. The chief executive officer of the Company may amend the Plan to make technical, editorial or operational changes on advice of counsel to comply with applicable law or to simplify or clarify the Plan. The chief executive officer may delegate this amendment authority.

     7.   NOT CONTRACT OF EMPLOYMENT

          This Plan shall not be a contract of employment between the Company or a Subsidiary and any participant. No participant may object to termination of the Plan under paragraph 6 above. The Plan shall not prevent the Company or a Subsidiary from discharging any participant from employment at any time.

     8.   CLAIMS PROCEDURE

          8.1 FILING PROCEDURE. Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request to the Administrator who shall respond in writing as soon as practicable. Verbal claims must be confirmed in writing by the claimant within a reasonable time. If no written confirmation is received within two weeks of a verbal claim, the Administrator may state the claim in writing communicated to the claimant and then proceed on that basis.

          8.2 NOTICE OF DENIAL. If the claim or request is denied, the written notice of denial shall state:

          (a) The reasons for the denial, with specific reference to the Plan provisions on which the denial is based;

          (b) A description of any additional material or information required and an explanation of why it is necessary; and

          (c)  An explanation of the Plan's claim review procedure.


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

          8.3 REVIEW PROCEDURE. Any person whose claim or request is denied or who has not received a response within 30 days may request review by notice in writing to the Administrator, who shall inform the Committee. The original decision shall be reviewed by the Committee, which may, but shall not be required to, grant the claimant a hearing. On review, whether or not there is a hearing, the claimant may have representation, examine pertinent documents and submit issues and comments in writing.

          8.4 DECISION ON REVIEW. The decision on review shall ordinarily be made within 60 days. If an extension of time is required for a hearing or other special circumstance, the claimant shall be so notified and the time shall be 120 days. The decision shall be expressed in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

     9.   GENERAL PROVISIONS

          9.1 If suit or action is instituted to enforce any rights under the Plan, the prevailing party may recover from the other party reasonable attorneys' fees at trial and on any appeal.

          9.2 Any notice under this Plan shall be in writing and shall be effective when actually delivered or, if mailed, when deposited as registered or certified mail directed to the Company at the address stated in the Statement of Participation or to such other address as either party may specify by notice to the other party. Unless otherwise designated, notices to the Committee or the Administrator shall be sent to the address specified for the Company.

          9.3 The rights of a participant under this agreement are personal. Except for amounts owing to or claimed by the Company or a Subsidiary and except for the limited provisions of 3.2 above, no interest of a participant or spouse or representative of a participant may be directly or indirectly transferred, encumbered, seized by legal process or in any other way subjected to the claims of any creditor.

          9.4 Following termination of employment, a participant shall not be an employee of the Company or a Subsidiary for any purpose and payments under Section 3 shall not constitute salary or wages. A participant shall receive such payments as retirement benefits, not as compensation for performance of any substantial services.

          9.5 Except as provided in 9.3 above, this Plan shall be binding upon and inure to the benefit of the parties, their successors and assigns. If the Company or a Subsidiary merges, consolidates or otherwise reorganizes, or its assets or business are acquired by another company, this Plan shall be binding upon the successor company and shall apply to any employment of participants by the successor company.


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

          9.6 This Plan shall be construed according to the laws of Oregon except as preempted by federal law.

     10.  DEFINITION OF CHANGE IN CONTROL

          For purposes of this Plan, a "change in control of the Company" shall be deemed to have occurred if:

          (a) Any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Companys then outstanding securities;

          (b) During any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company (the Board), and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Companys stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (c) The stockholders of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 20 percent of the combined voting power of the Company's then outstanding securities; or

          (d) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     11.  EFFECTIVE DATE

          This Restatement shall be effective January 1, 1998, except that the changes in 2.2-4 shall be effective as of January 1, 1989, the Plan's initial effective date.

          Adopted:  August 5, 1997.

          COMPANY                  PRECISION CASTPARTS CORP.



                                   By W.C. MCCORMICK
                                      ------------------------------------

                                   Executed:  December 3, 1997


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